UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2010

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On January 27, 2010, the board of directors of PGT, Inc. (the “Company”) declared a special dividend consisting of rights to purchase shares of the Company’s common stock, par value $0.01 per share, with an aggregate value of approximately $30 million to all holders of record of the Company’s common stock as of the close of business on February 8, 2010 (the “Rights Offering”).

Pursuant to the Rights Offering, the Company will distribute to each holder of record of its common stock, at no charge, one non-transferable subscription right for every 1.75 shares of common stock such holder owns as of close of business on February 8, 2010.  Each whole subscription right will entitle its holder to purchase one share of the Company’s common stock at the subscription price of $1.50 per share.  The Company expects to distribute the subscription rights to stockholders on or about February 12, 2010, after the registration statement relating to the Rights Offering is declared effective by the United States Securities and Exchange Commission. The Rights Offering will expire at 5:00 p.m., Eastern Time, on March 12, 2010, unless extended.

A copy of the press release announcing the record date for stockholders entitled to participate in the Rights Offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits.

See Exhibit Index.

Forward-looking Statements

Statements in this report and the exhibits hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions, or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to PGT, Inc. on the date this release was submitted.  PGT, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues and operating results’ being highly dependent on, among other things, the homebuilding industry, aluminum prices, and the economy.  PGT, Inc. may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in Part 1, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended January 3, 2009 (File No. 000-52059) filed with the United States Securities and Exchange Commission.  Consequently, all forward-looking statements in this report and the attachment and exhibit hereto are qualified by the factors, risks, and uncertainties contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By: /s/   Mario Ferrucci III
       Name:  Mario Ferrucci III
       Title:  Vice President, General Counsel, and
         Secretary

    Dated:  January 28, 2010

EXHIBIT INDEX

      Exhibit Number                                                       Description

99.1	Press release of PGT, Inc., dated January 28, 2010.